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MECHANICS SAVINGS BANK
EXHIBIT 10.2

                            MECHANICS SAVINGS BANK
                        1996 DIRECTOR STOCK OPTION PLAN


1.   PURPOSE

     The 1996 Director Stock Option Plan is designed to enable Non-Employee Directors of Mechanics Savings Bank to acquire or increase a proprietary interest in the Bank, and thus to share in the future success of the Bank's business. Accordingly, the Plan is intended as a further means, not only of attracting and retaining outstanding Non-Employee Directors who are in a position to make important and direct contributions to the success of the Bank, but also of promoting a closer identity of interests between the Bank's Non-Employee Directors and its shareholders.


2.   DEFINITIONS

     Whenever used herein, the following terms shall have the meanings set forth below:

     "Annual Options" shall have the meaning set forth in Section 5(a)(iii) hereof.

     "Bank" means Mechanics Savings Bank.

     "Board" means the Board of Directors of Mechanics Savings Bank.

     "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "Committee" means the entire Board with the exception of those directors who are also officers and employees of the Bank or, if so delegated by the Board, the Organization and Compensation Committee of the Board, provided no Committee member is an officer or employee of the Bank.

     "Common Stock" means the Bank's Common Stock, par value  $.01 per share.

     "Conversion Offering" means the offering for sale of up to 5,290,000 shares of the Bank's Common Stock upon its conversion from a Connecticut-chartered mutual to a Connecticut-chartered capital stock savings bank.

     "Current Non-Employee Directors" means a Non-Employee Director who was a member of the Board at the time of adoption of the Plan by the Board and whose name is set forth on Schedule A attached hereto and made a part hereof.

     "Disability," as applied to a Grantee, shall have the meaning set forth in
     Section 22(e)(3) of the Code.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" on any particular date means the last sales price of a share of Common Stock on the NASDAQ National Market (or any exchange on which the Common Stock is then traded) as reported for that date by NASDAQ or, if no sales price is reported on that date, the mean between the bid and asked quotations for the Common Stock on that date as reported by NASDAQ; provided that if no such sales or quotations are reported by NASDAQ for such date, the Fair Market Value of a share of Common Stock on such date shall be the last sales price or, if not available, the mean between the bid and asked quotations as reported by NASDAQ for the first preceding date. In the case of Initial Options (as defined below) granted on the effective date of the Plan, "Fair Market Value" for purposes of determining the Option Price shall be the Fair Market Value of the Common Stock on the date the Plan is approved by the Bank's Shareholders.

     "Future Non-Employee Directors" means a Non-Employee Director who was not a member of the Board at the time of adoption of the Plan by the Board, as shown by his or her absence from Schedule A attached hereto and made a part hereof.

     "Future Options" shall have the meaning set forth in Section 5(a)(ii) hereof.

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     "Grantee" means a Non-Employee Director of the Bank to whom an Option is granted.

     "Grant Date" as used with respect to a particular Option, means the date on which such Option is granted pursuant to Section 5 of the Plan.

     "Initial Options" shall have the meaning set forth in Section 5(a)(i) hereof.

     "NASDAQ" means National Association of Securities Dealers Automated Quotation System.

     "Non-Employee Director" means a member of the Board who is not an employee of the Bank or any Subsidiary.

     "Option" means an option granted pursuant to the Plan, including Initial Options, Future Options, and Annual Options, to purchase the number of shares of Common Stock specified by this Plan which shall be a non-qualified stock option not intended to qualify as incentive stock options under Section 422 of the Code.

     "Option Agreement" means a written agreement in a form substantially as attached hereto as Appendix A to be entered into by the Bank and the Grantee of an Option, as provided in Section 8 hereof.

     "Option Price" means the purchase price of each share of Common Stock subject to an Option as set forth in Section 9.

     "Plan" means the Bank's 1996 Director Stock Option Plan, as amended from time to time.

     "Retirement," as applied to a Non-Employee Director, shall mean when the Non-Employee Director's term on the Board terminates upon the natural expiration of the Non-Employee Director's then-current term during which he attains the age of seventy years.

     "Subsidiary" means an entity of which, at the time such subsidiary status is to be determined, at least 50% of the total combined voting power of all classes of stock of such entity is held by the Bank and its Subsidiaries (exclusive of ownership by the entity whose subsidiary status is being determined).

     "Successor" means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Grantee.

     "Term" means the period during which an Option may be exercised as set forth in the Option Agreement.


3.   EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective on the day of the consummation of the conversion of the Bank from a mutual to a stock form of organization (the "Conversion Date") subject to approval of the Plan within one year of the Conversion Date by the holders of a majority of the outstanding shares of Common Stock present or represented and entitled to vote at a duly held meeting of the Bank's shareholders; provided, however, that upon approval of the Plan by the
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shareholders of the Bank as set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Bank had approved the Plan on the effective date. If the shareholders fail to approve the Plan within one year of such effective date, any options granted hereunder shall be null and void and of no effect.

     Unless previously terminated by the Board of Directors or except as otherwise provided for herein, the Plan shall terminate, as to any shares as to which Options have not theretofore been granted, on the tenth anniversary of its adoption by the Board of Directors.

4.   ADMINISTRATION OF THE PLAN

     (a)  General.  The Plan shall be administered by the Committee, which shall
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          have full power and authority, subject to the provisions of the Plan, to supervise administration of the Plan and interpret the provisions of the Plan and any Options granted hereunder. Any decision by the Committee shall be final and binding on all parties. No member of the Committee shall be liable for any determination, decision or action made in

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          good faith with respect to the Plan or any Options under the Plan. The
          Committee may delegate any of such responsibilities to one or more agents and may retain advisors to advise it. No Grantee shall participate in the decision of any question relating exclusively to an Option granted to that Grantee.

     (b)  Rules and Interpretation.  The Committee shall be vested with full
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          authority to make such rules and regulations as it deems necessary to administer the Plan and to interpret and administer the provisions of the Plan in a uniform manner. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding on all parties. The Committee's administrative functions shall be ministerial in nature in view of the Plan's explicit provisions, including those related to eligibility for, timing, price and amount of Option grants.


5.   GRANT OF OPTIONS:  NUMBER AND SOURCE OF SHARES SUBJECT TO THE PLAN

     (a)  (i)   The initial grant of Options ("Initial Options") under the Plan shall be made to Current Non-Employee Directors on the condition subsequent that the Plan is approved by the Bank's shareholders.
                The number of shares subject to Initial Options granted to each Non-Employee Director shall equal 6,000 shares of Common Stock.
                The Initial Options shall become exercisable ratably over five
                (5) years beginning on December 31, 1996 (subject to the condition subsequent that shareholders of the Bank approve the
                Plan).

          (ii) Subsequent grants of Options will be made to Future Non-Employee Directors upon their appointment or election as Non-Employee Directors ("Future Options"). Each such Future Non-Employee Director shall receive a Future Option to purchase 6,000 shares of Common Stock. Future Options shall be awarded at the Option Price on the Grant Date. Future Options shall also be exercisable ratably over five (5) years beginning on the first December 31 following their Grant Date.

          (iii) Each Current Non-Employee Director who is a Non-Employee Director on the day following the Annual Meeting of Shareholders in 2001, and who is a Non-Employee Director on the day following each Annual Meeting of Shareholders thereafter, and each Future Non-Employee Director who is a Non-Employee Director on the day following the Annual Meeting of Shareholders immediately following the fifth anniversary of the appointment or election of such person as a Non-Employee Director, and who is a Non-Employee Director on the day following each Annual Meeting of Shareholders thereafter, shall be granted on each such date an Option to purchase 1,000 shares of Common Stock ("Annual Options"). Such Annual Options shall be awarded at the Option Price on the Grant Date and shall be fully vested on the Grant Date and exercisable in full at the later of the expiration of six months following the Grant Date or the first December 31 following the Grant Date.

          (iv) If, on any Grant Date, the aggregate number of shares of Common Stock subject to Option grants on that date exceeds the remaining number of shares reserved for issuance under the Plan, the number of Option shares awarded to each Non-Employee Director to whom Options shall be granted on such date shall be reduced pro rata so that the aggregate number of Option shares awarded to such Non-Employee Directors equals the number of reserved shares of Common Stock remaining under the Plan. All Options awarded shall be subject to adjustment in accordance with Section 14. Any shares of Common Stock to be delivered by the Bank upon the exercise of Options shall, as determined by the Board of Directors, be provided from Common Stock held in the Bank's treasury which is not reserved for some other purpose or from authorized and unissued Common Stock which is not reserved for some other purpose.

     (b) The Grant Date of an Option shall be, with respect to the Initial Options, the Conversion Date, and with respect to Future Options shall be the date of the appointment or election of Future Non-Employee Directors, and with respect to Annual Options shall be the day following the Annual Meeting of Shareholders in the year at issue, without further action by the Committee.

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     (c)  In the event that any Option expires, lapses or otherwise terminates prior to being fully exercised, any share of Common Stock allocable to the unexercised portion of such Option may again be made subject to an Option.

     (d) Subject to adjustment as provided in Section 14 hereof, the aggregate number of shares to be delivered under the Plan shall not exceed 105,800 shares of Common Stock. Shares subject to Initial Options granted under the Plan shall be considered as shares purchased in the Conversion Offering for the purpose of the insider limitation on conversion share purchases provided in Section 36-142m-12(g) of the Code of Connecticut Regulations (the "Limitation"). The Limitation limits Conversion Offering stock purchases by officers, directors and their associates in the Conversion to not more than 30% of the total number of shares offered in the Conversion Offering. Any and all Initial Options which may be granted to persons, purposefully or inadvertently, in excess of the limitation shall automatically be null and void, and not exercisable at any time.

6.   PERSONS ELIGIBLE TO RECEIVE OPTIONS

     Options may be granted under the Plan to Non-Employee Directors only.


7.   LIMITATION ON ANNUAL AWARDS

     The amount of Options which may be granted to any Grantee in any calendar year is established pursuant to Section 5 above.


8.   OPTION AGREEMENT

     (a) The Grantee of an Option may execute an Option Agreement with the Bank substantially in the form attached hereto as Appendix A.

     (b) Appropriate officers of the Bank are hereby authorized to execute (by facsimile or manually affixed signature) and deliver Option Agreements in the name of the Bank as directed from time to time by the Committee.


9.   OPTION PRICE

     For the Initial Options, the Option Price shall be the greater of par value, $10 or 100% of the Fair Market Value of a share of Common Stock on the date the Plan is approved by the Bank's shareholders. Subsequent grants shall be the greater of par value or 100% of the Fair Market Value of a share of the Common Stock on the Grant Date of the Option. Payment of the Option Price shall be made in cash or in shares of Common Stock of the Bank valued at the Fair Market Value on the date of exercise of the Option, or a combination of cash and/or such other form of property.


10. TERMS AND EXERCISE OF OPTIONS; LIMITATIONS ON EXERCISE AND TRANSFERABILITY OF OPTIONS

     (a) Each Option granted under the Plan shall be exercisable only during a Term commencing on its Grant Date and ending (unless the Option shall have terminated earlier under other provisions of the Plan) on the tenth anniversary of its Grant Date.

     (b) Initial Options shall be fully vested on the Conversion Date (subject to shareholder approval) and shall become exercisable ratably on December 31, 1996, 1997, 1998, 1999 and 2000. Future Options shall be fully vested on the Grant Date and shall become exercisable ratably on the later of six months following the Grant Date and December 31 of the year of the grant, and the next four annual anniversaries of that date. Annual Options shall fully vested on the Grant Date and shall be exercisable in full at the later of expiration of six months following the Grant Date or December 31 of the year of the grant.

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     (c)  Subject to subparagraph (d) hereof, upon compliance by the Grantee with such terms of exercise, the Bank shall promptly deliver to the Grantee a certificate or certificates for the shares purchased, without charge to the Grantee for any issue or transfer tax.

     (d) The Committee may postpone any exercise of an Option for such time as the Committee may deem necessary, in order to permit the Bank with reasonable diligence to determine that the shares are qualified for delivery under such securities laws and regulations as the Committee may deem to be applicable thereto; and the Bank shall not be obligated by virtue of any Option Agreement or any provision of the Plan to recognize the exercise of an Option to sell or issue shares in violation of any applicable law. Any such postponement shall not extend the Term of an Option; and neither the Bank nor its directors or officers shall have any obligation or liability to the Grantee of an Option, or to the Grantee's Successor, with respect to any shares as to which the Option shall lapse because of such postponement.

     (e) All Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and may be exercised during the lifetime of the Grantee only by the Grantee or by the Grantee's guardian or legal representative.

     (f) Upon the exercise of an Option by the Grantee, the stock certificate or certificates may, at the request of the Grantee, be issued in the Grantee's name and the name of another person as joint tenants with right of survivorship.

     (g) A person electing to exercise an Option shall give written notice, in such form as the Committee may require, of such election to the Bank and shall tender to the Bank the full Option Price of the shares of Common Stock for which the election is made.


11.  EXERCISE OF OPTIONS BY GRANTEE ON CESSATION OF SERVING AS A DIRECTOR

     (a) Except as provided in Section 11(b) below, in the event Grantee ceases to be a Non-Employee Director of the Bank through voluntary resignation by the Grantee, or involuntary removal with or without cause by the Bank, all Options held by such Grantee shall be exercisable only to the extent that such Options were exercisable at the time of such resignation or removal, and such Options shall lapse on the date that is the earlier of (i) three months following such resignation or removal, or (ii) the expiration date set forth in such Options.

     (b) In the event Grantee ceases to be a Non-Employee Director of the Bank due to death or Disability, all Options held by such Grantee shall be exercisable only to the extent that such Options were exercisable at the time of such death or Disability, and such Options shall lapse on the date that is the earlier of (i) one year after termination due to such causes or (ii) on the expiration date set forth in such Options.

     (c) In the event Grantee ceases to be a Non-Employee Director of the Bank due to Retirement, all Options held and exercisable by such Grantee at the date of his Retirement shall continue to be exercisable and shall lapse on the expiration of the Term of the Option. All Options which are not exercisable as of the Retirement Date shall lapse and again become available for grant to other Non-Employee Directors in accordance with this Plan.

     (d)  No exercises may occur after expiration of the Term of the Option.


12.  SHAREHOLDERS' RIGHTS

     No Grantee, and no beneficiary or other person claiming through a Grantee, shall have any interest in any shares of Common Stock allocated for the purposes of the Plan or subject to any Option until such shares of Common Stock shall have been transferred to the Grantee or such person. Furthermore, the existence of the Options shall not affect: the right or power of the Bank or its stockholders to make adjustments, recapitalization, reorganizations or other changes in the Bank's capital

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structure; the dissolution or liquidation of the Bank, or sale or transfer of any party of its assets or business; or any other corporate act, whether of a similar character or otherwise.


13.  NO RIGHT TO SERVE AS A DIRECTOR

     Nothing in the Plan or any instrument executed pursuant hereto shall confer upon any Non-Employee Director any right to continue to serve as a Non-Employee Director of the Bank nor shall anything in the Plan affect the right of the Board to remove a Non-Employee Director from the Board, with or without cause, in accordance with the Bank's Amended and Restated Certificate of Incorporation and By-laws.


14.  EFFECT OF CHANGES IN CAPITALIZATION

     (a)  Changes in Common Stock.  If the outstanding shares of Common Stock
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          are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Bank by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Bank, occurring after the effective date of the Plan, the number and kind of shares for the purchase of which Options may be granted under Section 5(d) of the Plan shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

     (b)  Reorganization in Which the Bank is the Surviving Bank.  Subject to
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          Subsection (c) hereof, if the Bank shall be the surviving bank in any reorganization, merger, or consolidation of the Bank with one or more other banks, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

     (c)  Reorganization in Which the Bank is Not the Surviving Bank or Sale of
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          Assets or Stock.  Upon the dissolution or liquidation of the Bank, or
          ---------------
          upon a merger, consolidation or reorganization of the Bank with one or more other banks in which the Bank is not the surviving bank, or upon a sale of all or substantially all of the assets of the Bank to another bank, or upon any transaction approved by the Board which results in any person or entity owning 80% or more of the combined voting power of all classes of stock of the Bank, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options or stock appreciation rights covering the stock of a successor bank, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 10 above and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during the period following the notice of termination described below to exercise such Option in whole or in part, whether or not such Option was otherwise vested or exercisable at the time such notice of termination is given and without regard to any installment limitation on exercise imposed pursuant to Section 10 above. The Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Bank gives notice thereof to its shareholders.

     (d)  Adjustments.  Adjustments under this Section 14 related to stock or
          -----------
          securities of the Bank shall be made by the Committee whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any

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          fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     (e)  No Limitations on Bank.  The grant of an Option pursuant to the Plan
          ----------------------
          shall not affect or limit in any way the right or power of the Bank to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     (f) Except as provided in this Section 14, the issuance by the Bank of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect the outstanding Options.


15.  TERMINATION, SUSPENSION OR MODIFICATION OF PLAN

     Subject to the limitation that the provisions of the Plan shall not be amended more than once every six months other than to comport with changes in the Code or regulations thereunder, the Board may at any time terminate, suspend or modify the Plan, except that the Board shall not, without the authorization of the holders of a majority of the outstanding shares entitled to vote, effect any change (other than through adjustment for changes in capitalization as hereinabove provided) which (a) increases the aggregate number of shares for which Options may be granted; (b) changes the criteria for determining directors eligible to participate in the Plan; (c) lowers the minimum Option Price or otherwise materially increases the benefits accruing to Grantees through awards under the Plan; or (d) extends the term of the Plan. No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Grantee or any Successor under the terms of an Option granted before the date of such termination, suspension or modification, unless such Grantee or Successor shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided in Section 14 does not adversely affect any such right.

     Upon the dissolution or liquidation of the Bank, the Plan shall terminate, and all Options previously granted shall lapse on the date of such dissolution or liquidation.


16.  APPLICATION OF PROCEEDS

     The proceeds received by the Bank from the sale of its shares under the Plan will be used for general corporate purposes.


17.  LEGAL RESTRICTIONS

     The Bank will not be obligated to issue shares of Common Stock or make any payment if counsel to the Bank determines that such issuance or payment would violate any law or regulation of any governmental authority or any agreement between the Bank and any national securities exchange or quotations system upon which the Common Stock is listed. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Bank, give assurances satisfactory to counsel to the Bank regarding such matters as the Bank may deem desirable to assure compliance with all legal requirements. The Bank shall in no event be obliged to take any action in order to cause the exercise of any Option.


18.  WITHHOLDING TAXES

     The Bank may require any Grantee, as a condition of exercise of an Option, to pay or reimburse any taxes which the Bank determines it is required to withhold in connection with the grant or exercise of the Option.


19.  GOVERNING LAWS

     This Plan and all rights thereunder shall be construed in accordance with and governed by the laws of the State of Connecticut.

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20.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Bank for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

                                     * * *

     This Plan was duly adopted and approved by the Board of Directors of the Bank by resolution at a meeting held on the 7th day of February, 1996.



                                    /s/ Lael Noel
                                    -------------
                                    Corporate Secretary of the Bank


     This Plan was duly approved by the shareholders of the Bank at a meeting of the shareholders held on the 23rd day of April, 1997.



                                    /s/ Lael Noel
                                    -------------
                                    Corporate Secretary of the Bank

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